OPPENHEIMER DEVELOPING MARKETS Fund

Supplement dated October 3, 2011 to the
Prospectus dated December 28, 2010

This supplement amends the Prospectus of Oppenheimer Developing Markets Fund (the “Fund”) and is in addition to the supplement dated June 23, 2011.

Effective October 1, 2011, the first paragraph of the section titled "Advisory Fees," on page16, is replaced with the following:

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 1.00% of the first $250 million of average annual net assets of the Fund, 0.95% of the next $250 million, 0.90% of the next $500 million, 0.85% of the next $6 billion, 0.80% of the next $3 billion, 0.75% of the next $20 billion, and 0.74% of average annual net assets in excess of $30 billion. The Fund's advisory fee for the period ended August 31, 2010 was 0.83% of average annual net assets for each class of shares.

October 3, 2011                                                                                                                                         PS0 785.031